ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2020
ACCOUNTS RECEIVABLE, NET
NOTE 3 - ACCOUNTS RECEIVABLE, NET

Accounts receivable consist of the following:

	December 31, 2020	December 31, 2019
Accounts receivable - Sino-foreign Jointly Managed Academic Programs	$890,807	$37,296
Accounts receivable – tailored job readiness training services	13,820	-
Accounts receivable - Overseas Study Consulting Services	10,991	480,895
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$915,618	$518,191

Under the Sino-foreign Jointly Managed Academic Programs, student tuition fees are collected by the Chinese host universities / colleges at the beginning of each academic school year and then remit the agreed portion to the Company within one to four months. 100% of the December 31, 2020 accounts receivable balances associated with Sino-foreign Jointly Managed Academic Programs and tailored job readiness training services has been collected as of the filing date of these financial statements.